Baker Hughes

Barclays CEO Energy Conference

September 8, 2020



Lorenzo Simonelli, Chairman & CEO

This presentation (and oral statements made regarding the subjects of this release) may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, (each a "forward-looking statement"). The words "anticipate," "believe," "ensure," "expect," "if," "intend," "estimate," "project," "foresee," "forecasts," "predict," "outlook," "aim," "will," "could," "should," "potential," "would," "may," "probable," "likely," and similar expressions, and the negative thereof, are intended to identify forward-looking statements. There are many risks and uncertainties that could cause actual results to differ materially from our forward-looking statements. These forward-looking statements are also affected by the risk factors described in the Company's annual report on Form 10-K for the period ended December 31, 2019 and quarterly reports on Form 10-Q for the period ended March 31, 2020 and June 30, 2020 and those set forth from time to time in other filings with the Securities and Exchange Commission ("SEC"). The documents are available through the Company's website at: www.investors.bakerhughes.com or through the SEC's Electronic Data Gathering and Analysis Retrieval ("EDGAR") system at: www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement.

The Company presents its financial results in accordance with GAAP; however, management believes that using additional non-GAAP measures will enhance the evaluation of the profitability of the Company and its ongoing operations. See the Appendix of this presentation for a reconciliation of GAAP to non-GAAP financial measures.

Baker Hughes

Evolving energy landscape driving changes in energy investment

Total energy demand by fuel


2000-2018
2018-2040
Oil
+23%
+9%
Gas
+57%
+36%
Coal
+65%
-1%
Renewables
+111%
+125%

- Cautious near-term, preparing for volatility
- Energy markets in early state of transition
- Mix of energy investment changing
- Growth in renewables and cleaner energy sources
- Solid growth in natural gas still expected as a transition fuel
- Major oil companies shifting capital into lower carbon sectors

Source: IEA World Energy Outlook 2019 – stated policies scenario

Baker Hughes

Building an energy technology company

Evolving the portfolio …



5%
10%
20%
2019
Revenue
65%
Future
state
Upstream
Midstream
Downstream
Industrial and chemicals

… while generating FCF …

- $1.2B generated in 2018
- $1.2B generated in 2019
- $1.4B generated in LTM

… and accelerating our strategy

- Developing outcome-based solutions across broader energy value chain
- Export energy technology to industrial and chemicals markets
- Decarbonizing existing infrastructure
- Enabling growth of new low carbon solutions

Transform the core … Invest for growth … Position for new frontiers

Baker Hughes

Transform the core: portfolio & cost actions

Portfolio rationalization

- AC Compressors - 2Q'18
- Rotoflow – 3Q'18
- Natural Gas Solutions - 4Q'18
- Recip. Compressors - 3Q'19
- Meridium - 3Q'19
- Well Chemical Services – 3Q'19
- Rod Lift Solutions - 2Q'20
- Specialty Polymers - 3Q'20*

$750M+ of proceeds in ~2 years

Cost & margin optimization

- Right-sizing operations … 12% headcount reduction, 203 facilities closed YTD
- Reducing management layers across product companies
- Selective exits in product line vs. geography matrix

$700M annualized cost savings

New business models

- Growing direct sales in OFS
- Exploring new channel partner models
- Forming localized alliances & partnerships in key countries

More efficient go-to-market

*Transaction announced; expected to close in the second half of 2020

Baker Hughes

Transform the core: remote ops and digital technology

Driving remote ops in OFS



Traditional model
Directional
Directional
Directional
MWD
Rig #1
MWD
Rig #2
MWD
Rig #3
3:1
Remote model
supporting the same 3 rigs
Remote
Directional
Remote
MWD
On-call
field support

Executing remote services in 30+ countries

72% of drilling jobs performed remotely in 2Q'20

20+ centers and customer hubs worldwide

Baker Hughes

Transform the core: remote ops and digital technology

- Expanding TPS services through technology
- Remote/unmanned operations
- Additive manufacturing of parts
- Outcome-based services
- Technology injections/upgrades



No routine maintenance

Activities concentrated during planned visits

Reduce or automate

Inspection and pre-work after trip/before startup

Remote diagnostic and assessments

After trips or anomalies

Invest for growth: Build on industrial franchise in TPS & DS

Industrial power & process technology

- Turbines, compressors, valves, gears, pumps
- Integrated offerings and capabilities
- Service excellence



Condition monitoring & asset management

- Condition monitoring
- Asset management
- Controls and cybersecurity
- Computer vision
- Intelligent valves



Single industrial platform to deliver outcome-based solutions

Baker Hughes

Invest for growth: Grow in non-metallic & chemicals

Executing on non-metallic materials strategy

- Targeting growth in adjacent and non-oil and gas industries
- Expanding in Middle East with Saudi JV

أرامكو السعودية
saudi aramco

50/50 Non-Metallic JV

POLYFLOW



Broader chemicals market

- Investing in E. Hemisphere growth
- Opportunity in downstream chemicals
- Increasing role of chemicals in energy transition
- Decarbonization … reuse, recycle, reduce, remove





Opportunity for diversification & growth outside of upstream O&G

Baker Hughes

Position for new frontiers

New frontiers enabled by growth in digital technology offerings

Carbon capture, utilization, and storage



- Consultation and feasibility
- Capture and purification
- Compression and transportation
- Subsurface storage
- Integrity and monitoring

Hydrogen


Baker Hughes

- Hydrogen-fueled gas turbines
- Play across blue, green, and grey/brown
- Broader project development
- Storage, liquefaction, and transportation

Energy storage



- Technology partner for oil and gas industry
- Focus on large-scale energy storage
- Energy storage operations
- Reliability and inspection solutions

Baker Hughes

Continued emphasis on free cash flow

Delivering on FCF potential, maintaining capital discipline

$1.2B / $1.4B	~3.5%	A3 / A-
FCF generated in '19/LTM*	CAPEX as % of revenue since merger	Investment grade rating

Taking action to maintain financial strength

- Investing in restructuring to deliver $700M in annual cost savings
- Reducing CAPEX by at least 20%
- Exiting underperforming product lines
- Opportunistic $500M debt raise in April '20 at attractive rate
- Strong liquidity position—$4.1B cash, $3B undrawn RCF, access to commercial paper, and uncommitted lines of credit

*LTM: Last twelve months, Q3'19-Q2'20

At Baker Hughes we are committed to social responsibility

Led by our purpose of making energy cleaner, safer, and more efficient for people and the planet

Driving carbon footprint reduction

31% Reduction in Baker Hughes carbon emissions since 2012

- While investing in our portfolio of advanced technologies to enable customer's reduction
- We remain committed to achieving net zero emissions from operations by 2050

Health, safety & wellness

Providing a safe and healthy workplace for all

- Deploying remote operations, services, and testing to help our customers adapt to the changing workplace
- Donating 50,000 3D printed protective and medical parts to meet shortfalls at hospitals

Committed to inclusion and diversity

Enacting new programs to promote inclusion and diversity

- Activating leadership accelerator and training programs
- 5,215 members of eight global employee resource groups to promote networking and mentorship

Ethics, compliance, and transparency

Improving external reporting & internal processes

- Launched an updated Code of Conduct and supplier responsibility guidelines
- Enhanced ESG reporting in accordance with GRI standards and UN sustainable development goals

A company fit for an evolving market

- Building an energy technology leader
- Transforming the core, investing for growth, positioning for new frontiers
- Prioritizing free cash flow & returns, maintaining dividend & investment grade rating
- Committed to our sustainability framework … people, planet, & principles


Baker Hughes
Baker Hughes

Appendix

Historical financials and non-GAAP reconciliation (1/3)

($ in millions)

Orders	TY2016	1Q'17	2Q'17	3Q'17	4Q'17	TY2017	1Q'18	2Q'18	3Q'18	4Q'18	TY2018	1Q'19	2Q'19	3Q'19	4Q'19	TY2019	1Q20	2Q20
Oilfield Services	10,242	2,397	2,530	2,734	2,765	10,426	2,640	2,866	3,011	3,051	11,569	2,997	3,266	3,354	3,284	12,902	3,147	2,411
Oilfield Equipment	2,218	476	797	760	515	2,548	499	1,035	553	1,041	3,129	766	617	1,029	1,104	3,517	492	699
Turbomachinery	5,851	1,314	1,556	1,334	1,728	5,932	1,450	1,498	1,552	2,123	6,624	1,271	1,983	2,784	1,910	7,947	1,394	1.313
Digital Solutions	2,588	631	674	918	694	2,916	649	637	629	668	2,583	659	688	616	645	2,607	500	465
Total Orders	**20,899**	**4,817**	**5,557**	**5,745**	**5,701**	**21,821**	**5,238**	**6,036**	**5,746**	**6,884**	**23,904**	**5,693**	**6,554**	**7,783**	**6,945**	**26,974**	**5,532**	**4,888**
Revenue																		
Oilfield Services	10,181	2,390	2,529	2,661	2,781	10,361	2,678	2,884	2,993	3,062	11,617	2,986	3,263	3,348	3,292	12,889	3,139	2,411
Oilfield Equipment	3,541	716	681	613	650	2,661	664	617	631	729	2,641	735	693	728	765	2,921	712	696
Turbomachinery	6,668	1,644	1,586	1,414	1,651	6,295	1,460	1,385	1,389	1,782	6,015	1,302	1,405	1,197	1,632	5,536	1,085	1,161
Digital Solutions	2,526	573	620	614	717	2,524	598	662	653	691	2,604	592	632	609	659	2,492	489	468
Total Revenue	**22,915**	**5,324**	**5,416**	**5,301**	**5,799**	**21,841**	**5,399**	**5,548**	**5,665**	**6,264**	**22,877**	**5,615**	**5,994**	**5,882**	**6,347**	**23,838**	**5,425**	**4,736**
Segment operating income (loss)																		
Oilfield Services	(765)	76	26	88	102	292	141	189	231	224	785	176	233	274	235	917	206	46
Oilfield Equipment	305	50	17	(41)	(1)	26	(6)	(12)	6	12	0	12	14	14	16	55	(8)	(14)
Turbomachinery	1,058	252	122	134	157	665	119	113	132	257	621	118	135	161	305	719	134	149
Digital Solutions	325	63	62	77	118	320	73	96	106	115	390	68	84	82	109	343	29	41
Total segment operating income (loss)	**924**	**442**	**227**	**258**	**375**	**1,302**	**326**	**387**	**475**	**608**	**1,796**	**373**	**465**	**531**	**665**	**2,035**	**240**	**104**
Corporate	(515)	(158)	(107)	(89)	(92)	(446)	(98)	(98)	(98)	(110)	(405)	(100)	(105)	(109)	(118)	(433)	(122)	(117)
Merger, impairment, restructuring & other	(1,876)	(244)	(264)	(363)	(395)	(1,266)	(269)	(211)	(95)	(116)	(691)	(97)	(90)	(125)	(216)	(528)	(16,299)	(156)
Operating income (loss) (GAAP)	**(1,467)**	**39**	**(145)**	**(193)**	**(111)**	**(409)**	**(41)**	**78**	**282**	**382**	**701**	**176**	**271**	**297**	**331**	**1,074**	**(16,059)**	**(52)**
Memo: Depreciation & Amortization	n/m	351	344	380	425	1,501	388	392	353	352	1,486	350	360	355	354	1,418	355	340
Non-GAAP reconciliation																		
Operating income (loss) (GAAP)	(1,467)	39	(145)	(193)	(111)	(409)	(41)	78	282	382	701	176	271	297	331	1,074	(16,059)	(52)
Less: Merger, impairment, restructuring & other	(1,876)	(244)	(264)	(363)	(395)	(1,266)	(269)	(211)	(95)	(116)	(691)	(97)	(90)	(125)	(216)	(528)	(16,299)	(156)
Adjusted operating income (Non-GAAP)	409	283	120	169	284	856	228	289	377	498	1,391	273	361	422	546	1,602	240	104

2016 and 2017 financials are on a combined business basis (non-GAAP)

Baker Hughes

Non-GAAP reconciliations (2/3)

($ in millions)

Reconciliation of GAAP and combined business basis measures used in this presentation

	Baker Hughes[a)]				Add: Legacy BHI				Combined business basis			
Consolidated results	TY'16	1Q'17	2Q'17	TY'17	TY'16	1Q'17	2Q'17	TY'17	TY'16	1Q'17	2Q'17	TY'17
Revenue	13,082	3,064	3,015	17,179	9,833	2,260	2,401	4,662	22,915	5,324	5,416	21,841
Operating income / (loss) (GAAP)	457	86	(66)	(284)	(1,924)	(47)	(79)	(125)	(1,467)	39	(145)	(409)
Operating income / (loss) (adjusted)	1,144	207	82	745	(735)	76	37	111	409	283	119	856
Corporate operating loss	(375)	(120)	(70)	(370)	(140)	(38)	(38)	(76)	(515)	(158)	(107)	(446)
Impairment of goodwill	-	-	-	-	(1,858)	-	-	-	(1,858)	-	-	-
Inventory impairment	(138)	(15)	(4)	(244)	(617)	-	-	-	(755)	(15)	(4)	(244)
Restructuring, impairment & other	(516)	(42)	(59)	(412)	(2,014)	(90)	(67)	(157)	(2,531)	(132)	(126)	(569)
Merger and related costs	(33)	(66)	(85)	(373)	3,301	(31)	(49)	(80)	3,267	(97)	(134)	(453)
Oilfield Services												
Revenue	788	212	228	5,881	9,393	2,177	2,301	4,480	10,181	2,390	2,529	10,361
Operating income / (loss)	(207)	(57)	(66)	67	(558)	133	92	225	(765)	76	26	292
Digital Solutions												
Revenue	2,086	491	520	2,342	440	82	100	182	2,526	573	620	2,524
Operating income / (loss)	363	84	79	357	(38)	(21)	(17)	(37)	325	63	62	320

(a- TY'16 results include only GE Oil and Gas; TY'17 represents Baker Hughes Company results

Note: certain columns and rows may not add up due to the use of rounded numbers

Baker Hughes

Non-GAAP reconciliations (3/3)

($ in millions)

Reconciliation of Cash Flow From Operating Activities to Free Cash Flow

Non-GAAP reconciliation	TY2018	1Q2019	2Q2019	3Q2019	4Q2019	TY2019	1Q2020	2Q2020
Cash flow from operating activities (GAAP)	1,762	(184)	593	360	1,357	2,126	478	230
Add: cash used in capital expenditures, net of proceeds from disposal of assets	(537)	(235)	(238)	(199)	(304)	(976)	(325)	(167)
Free cash flow (Non-GAAP)	1,225	(419)	355	161	1,053	1,150	152	63

Note: certain columns and rows may not add up due to the use of rounded numbers

Baker Hughes

Baker Hughes